EXHIBIT 10.1

                            ASSET PURCHASE AGREEMENT

                                  by and among

                                CME REALTY, INC.,

                           V GEORGIO ENTERPRISES, LLC

                                       and

                               VICTOR HARVEY, SR.





                           Dated as of August 25, 2015
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                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT, dated as of August 25, 2015 (this "AGREEMENT"), by and among CME REALTY, INC., a Nevada corporation ("PURCHASER" or "CME"), V GEORGIO ENTERPRISES, LLC, a Florida limited liability company ("VGE") and VICTOR HARVEY, SR., the sole member of VGE ("HARVEY," and together with VGE, individually, a "SELLER" and collectively, "SELLERS"). Purchaser, VGE and Harvey are sometimes referred to herein individually, as a "PARTY" and collectively, as the "PARTIES."

                                 R E C I T A L S

     WHEREAS, Sellers own certain intellectual property and other rights and other assets related to V Georgio Vodka (the "BRAND"); and

     WHEREAS, upon the terms and conditions set forth herein, Purchaser desires to purchase such assets of Sellers and Sellers desire to sell such assets to Purchaser, in each case relating to the Business.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the Parties hereby agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF ASSETS

     1.1 ASSETS BEING SOLD. Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined in SECTION 3.1 below), Sellers are selling, conveying, assigning and transferring to Purchaser, and Purchaser is purchasing and acquiring from Sellers, all of Sellers' right, title and interest in and to all of the properties, rights and assets of Sellers, wherever situated, of every kind, nature and description, tangible or intangible, constituting relating to the Brand, whether arising by contract, law or otherwise, all as the same shall exist on the Closing Date (such assets being referred to collectively as the "ASSETS"), including, without limitation, the following:

          (a) All intellectual property related to the Brand, as more fully described in SECTION 1.1(A) of Sellers Disclosure Schedule (as hereinafter defined), including, without limitation, all trade names, trademarks, service marks, product names, brand names, slogans and logos (whether or not registered) and all existing and pending Federal, state and foreign registrations and applications therefore and all Internet, electronic and on-line rights, domain names, related URLs and all of the domain name registrations in respect thereof, in each case, used related to the Brand and all goodwill associated with all of the foregoing (collectively, the "MARKS"); all copyrights owned by and all rights of Sellers under any copyright laws or any contract with authors, photographers or other creators, including, without limitation, work for hire agreements, together with any copyright registrations and applications therefor related to the Brand (collectively, the "COPYRIGHTS"); all other proprietary or other trade rights, know-how and trade secrets related to the Brand, whether or not, and all agreements which relate to any of the foregoing (the Marks and the Copyrights being collectively, the "INTELLECTUAL PROPERTY"); and the right to

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sue (without recourse to Sellers) for and recover damages, assert, settle and/or release any claims or demands and obtain all other remedies and relief at law or equity for any past, present or future infringement or misappropriation of any of the Intellectual Property.

          (b) All past or present vendor and supplier lists related to the Brand, including without limitation, lists of vendors for bottle supply, packaging, manufacturing and bottling, advertising and promotional materials (whether in printed form or computer or other electronic media), product promotional teams and brand ambassadors;

          (c) All past or present lists of wholesalers, distributors, retailers and other customers for of the Brand in the United States, its territories and possessions, the Caribbean and elsewhere worldwide;

          (d) All lists, mailing lists, documents, information and records (whether in printed form or computer or other electronic media) related, in each case, to past, present and prospective customers for the Brand;

          (e) All existing files, accounting records, correspondence, internal reports and contractual documents related to the Brand, including databases and records (whether in printed form or computer or other electronic media);

          (f) All copy, films, digital media, mechanicals, graphics, artwork, camera-ready plates, plate-making film, photographs and other reproduction materials related to the Brand, including billboard, radio television and Internet advertisements, commercials and infomercials related to the Brand, whether in the possession of Sellers or third parties;

          (g) All promotional materials, rate cards, market research studies, audience research and sales media kits related to the Brand;

          (h) Each past and present contract, agreement, commitment or arrangement of any kind that is related to the Brand, including those specifically set forth in SECTION 1.1 (H) of the Sellers' Disclosure Schedule (collectively, the "CONTRACTS");

          (i) All past and present permits and licenses that are related to the Brand, including those specifically set forth in SECTION 1.1 (I) of the Sellers' Disclosure Schedule (collectively, the "PERMITS");

          (j) All past and present product formulations for the Brand, if any; and software, software systems, databases and database systems, whether owned, leased or licensed, that are used in connection with the Business; and

          (k) All of the goodwill related to the Assets and the Brand.

     1.2 NO ASSUMPTION OF LIABILITIES. The Parties hereby acknowledge and agree that Purchaser is not assuming any liabilities of Sellers of any nature whatsoever, whether absolute, accrued, contingent or otherwise, disclosed or undisclosed, and whether or not related to the Brand or the Assets.

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                                   ARTICLE II
                           PURCHASE PRICE AND PAYMENT

     2.1 PURCHASE PRICE. In consideration of the sale, transfer, conveyance and assignment of the Assets by Sellers to Purchaser, Purchaser hereby agrees to purchase the Assets and Liabilities on the Closing Date for a purchase price consisting of 1,400,000 "RESTRICTED" shares of Purchaser's common stock, par value $0.001 (the "CME SHARES") and $1,000,000 in cash, including $15,000 which has been advanced by Purchaser to Sellers prior to the Closing Date (the "PURCHASE PRICE"). The Purchase Price shall be payable as follows:

          (a) Issuance, at Closing, of the CME Shares registered in the names and denominations set forth in SECTION 2.1 (A) of Sellers' Disclosure Schedule;

          (b) $60,000, on the Closing Date;

          (c) $75,000, on or before fifteen (15) days after the Closing Date

          (d) $100,000, on or before forty-five (45) days after the Closing Date; and

          (e) The balance of $750,000, in three installments of $250,000 each, on or before ninety (90) days, one hundred eighty (180) days and two hundred seventy (270) days after the Closing Date.

Purchaser shall not be in default of its obligations under SUBSECTIONS (C), (D) and (E), as long as the payments due thereunder (the "INSTALLMENT PAYMENTS") are made by Purchaser to Sellers within thirty (30) days of the due date of each Installment Payment. Payment of the Installment Payments shall be secured by a first priority security interests in the Assets granted at Closing by Purchasers to Sellers pursuant to a Security Agreement between Purchaser and Sellers in the form of EXHIBIT A hereto (the "SECURITY AGREEMENT"). All cash payments made pursuant to this SECTION 2.1 shall be made by wire transfer in immediately available funds to such bank or brokerage account as may be designated by Sellers in writing.

     2.2 ALLOCATION OF PURCHASE PRICE. It is expressly understood by the Parties that the allocation of Purchase Price has been negotiated at arm's length between the Parties and reflects, to the best of each Party's knowledge, the fair market value of the Assets. The Parties agree to allocate the Purchase Price among the Assets as set forth in SECTION 2.2 of Sellers' Disclosure Schedule. Each of Purchaser and Sellers agrees to file its or his federal income tax returns and its or his other tax returns (including any forms or reports required to be filed pursuant to Section 1060 of the Code, the regulations promulgated thereunder and any provisions of applicable state and local law ("1060 FORMS") reflecting such allocation and to take no position contrary thereto unless required to do so pursuant to a determination (as defined in Section 1313(a) of the Code)). The Parties agree further to cooperate in the preparation of any 1060 Forms and to file such 1060 Forms in the manner required by applicable law.

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                                   ARTICLE III
                                     CLOSING

     3.1 CLOSING DATE. The closing of the transactions contemplated by this Agreement ("CLOSING") shall occur, by exchange of executed documents delivered via facsimile or electronically, contemporaneously with the execution of this Agreement (the "CLOSING DATE").

     3.2 CLOSING DELIVERIES BY SELLERS. At Closing, Sellers execute and deliver to Purchaser:

          (a) A Bill of Sale and Assignment of the Assets from Sellers to V Georgio, Inc., a Florida corporation and wholly-owned subsidiary of CME (the "SUBSIDIARY"), in the form of EXHIBIT B hereto (the "BILL OF SALE");

          (b) Assignments of individual  items of  Intellectual  Property and/or
Permits as requested by and in form and substance  satisfactory  to CME;

          (c) The employment agreement between Harvey and the Subsidiary in the form of EXHIBIT C hereto (the "EMPLOYMENT AGREEMENT"), executed by the Harvey;

          (d) A Non-Competition Agreement in the form of EXHIBIT D hereto (the "NON-COMPETITION AGREEMENT");

          (e) The Security Agreement;

          (f) Such information regarding Sellers, the Assets and the Brand as CME may request in order to fulfill its filing obligations under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), with respect to itself and its executive officers, directors and principal shareholders; and

          (g)  Such  other   documents   as  may  be  necessary  to  effect  the
consummation of the transactions contemplated by this Agreement.

     3.3 CLOSING DELIVERIES AND ACTIONS BY CME. At Closing, CME shall execute and/or deliver to Sellers:

          (a) Certificates evidencing the CME Shares registered in the names and denominations set forth in SECTION 2.1 (A) of Sellers' Disclosure Schedule;

          (b) The resignation of Kenneth McLeod ("MCLEOD") as a director and executive officer of CME and his compliance with the McLeod Share Contribution (as hereinafter defined);

          (d) The Employment Agreement;

          (e) The Non-Competition Agreement;

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          (f) The Security Agreement; and

          (g)  Such  other   documents   as  may  be  necessary  to  effect  the
consummation of the transactions contemplated by this Agreement.

     3.4 ADDITIONAL CLOSING AND POST-CLOSING ACTIONS BY THE PARTIES.

          (a) At Closing, Purchaser shall cause McLeod to contribute 25,000,000 "restricted" shares of CME's common stock held of record by him to the capital of the Company, whereupon such shares of common stock will be cancelled and returned to treasury (the "MCLEOD SHARE CONTRIBUTION").

          (b) Following Closing, Purchaser shall timely file all reports required to be filed by it under the Exchange Act to report consummation of the transactions contemplated by this Agreement and the Parties shall cooperate with respect thereto.

          (c) Following Closing, CME shall undertake a private offering of its securities on terms reasonably satisfactory to the Parties, which shall be structured to generated gross proceeds of not less than $1,400,000 ($350,000 per quarter) post-Closing (the "PRIVATE OFFERING"). The net proceeds of the Offering shall be used for the manufacturing, marketing and distribution of the Brand's vodka product line and for general and working capital purposes. Sellers shall cooperate with CME in providing all information requested by CME with respect to the Assets, the Brand and the post-Closing plan of operations, as CME deems necessary for the preparation of the Offering documentation.

          (d) The Parties shall, post-Closing, cooperate with each other and take such other actions are reasonably necessary to consummate the transactions contemplated hereby.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     4.1 REPRESENTATIONS AND WARRANTIES OF CME. CME hereby represents and warrants to Sellers as follows:

          (a) ORGANIZATION AND QUALIFICATION. CME is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. CME is not qualified to do business as a foreign corporation in any other jurisdiction, there being no jurisdiction in which the character of its business requires such qualification. CME has no subsidiaries.

          (b) AUTHORIZATION; ENFORCEMENT. CME has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and all other agreements contemplated to be executed and delivered hereunder (collectively, the "TRANSACTION AGREEMENTS") and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Agreements by CME and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all

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necessary  action on the part of CME and no further action is required by CME or its shareholders. The Transaction Agreements have been duly executed by CME and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of CME enforceable against CME in accordance with their respective terms. CME is not in violation of any of the provisions of its articles of incorporation or bylaws.

          (c) CAPITALIZATION. The number of authorized, issued and outstanding shares of capital stock of CME prior to the consummation of the transactions contemplated hereby, is as set forth in the SEC Documents (as hereinafter defined). No shares of capital stock of CME are entitled to preemptive or similar rights, nor is any holder of capital stock of CME entitled to statutory preemptive or similar rights arising out of any agreement or understanding with CME. Except as contemplated by this Agreement, there are no outstanding options, warrants, rights to subscribe to, calls, or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any Person (as hereinafter defined) any right to subscribe for or acquire any shares of capital stock of CME, or contracts, commitments, understandings, or arrangements by which CME is or may become bound to issue additional shares of capital stock of CME, or securities or rights convertible or exchangeable into shares of capital stock of CME.

          (d) ISSUANCE OF THE CME SHARES. The CME Shares are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS").

          (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Agreements by CME and the consummation by CME of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of CME's articles of incorporation or bylaws (each as amended through the date hereof); (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time, or both) of, any agreement, credit facility, indenture or instrument (evidencing a CME debt or otherwise) to which CME is a party or by which any property or asset of CME is bound or affected; or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which CME is subject (including federal and state securities laws and regulations), or by which any property or asset of CME is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, reasonably be expected to have or result in a material adverse effect on the business, prospects, operations or condition (financial or otherwise) of CME (a "CME MATERIAL ADVERSE EFFECT"). The business of CME is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could reasonably be expected to not have or result in a CME Material Adverse Effect.

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          (f) FILINGS, CONSENTS AND APPROVALS. CME is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. or foreign federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by CME of the Transaction Agreements, other than filings to be made subsequent to the Closing to report the transactions contemplated hereby as required by the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Exchange Act and applicable state securities laws and the rules and regulations promulgated thereunder.

          (g) LITIGATION; PROCEEDINGS. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of CME, threatened against or affecting CME or any of its properties before or by any court, governmental or administrative agency, or regulatory authority (U.S. federal, state, county, local or foreign) (i) that adversely affects or challenges the legality, validity or enforceability of the Transaction Agreements or the CME Shares or (ii) that could, individually or in the aggregate, reasonably be expected to have or result in a CME Material Adverse Effect.

          (h) NO DEFAULT OR VIOLATION. CME (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by CME), nor has CME received written notice of a claim that it is in default under or is in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, reasonably be expected to have or result in a CME Material Adverse Effect.

          (i) PRIVATE OFFERING. Assuming the accuracy of the representations and warranties of the Sellers set forth in SECTION 4.3 of this Agreement, the offer, issuance and sale of the CME Shares to the Shareholder as contemplated hereby is exempt from the registration requirements of the Securities Act and applicable state securities laws. Neither CME nor any person acting on CME's behalf has taken any action that could subject the issuance of the CME Shares to the registration requirements of the Securities Act and applicable state securities laws.

          (j) SEC DOCUMENTS; FINANCIAL STATEMENTS. CME has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, during such period as CME was required by law to file such materials (the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. All material agreements to which CME is a party or which are otherwise required to be filed as exhibits to the SEC Documents have been so filed. The financial statements of CME included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise

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specified in such financial  statements or the notes thereto, and fairly present in all material respects the financial position of CME as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     4.2 REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers, jointly and severally, represent and warrant to CME as follows that except as set forth on the Disclosure Schedule delivered to Purchaser herewith ("SELLERS' DISCLOSURE SCHEDULE"):

          (a) ORGANIZATION AND QUALIFICATION. VGE is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida and has the full authority and power to carry on its business, to enter into this Agreement and all of the other Transaction Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby. Harvey is the sole member of VGE.

          (b) AUTHORIZATION; ENFORCEMENT. VGE has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and all the other Transaction Agreements to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Agreements by Sellers and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Sellers and no further action is required by Sellers. The Transaction Agreements have been duly executed by Sellers and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of Sellers enforceable against Sellers in accordance with their respective terms. VGE is not in violation of any of the provisions of its articles of organization or operating agreement.

          (c) NO CONFLICT. The execution, delivery and performance of the Transaction Agreements by Sellers and the consummation by Sellers of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of VGE's articles of organization or operating agreement (each as amended through the date hereof); (ii) conflict with, or constitute a default (or an event which with notice or lapse of time, or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time, or both) of, any agreement, credit facility, indenture or instrument to which any Seller is a party or by which the Assets are bound or affected; (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any Seller or is subject (including federal and state securities laws and regulations), or by which any of the Assets is bound or affected; (iv) or will result in the creation of or imposition of (or obligation to create or impose) any lien, security interest, pledge, charge, claim or encumbrance of any kind ("LIEN") upon any of the Assets.

          (d) NO CONSENTS. No order, consent, approval, license, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority or any third party is required to authorize, or is required in connection with, the execution, delivery or

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performance  by any  Seller of this  Agreement  or any of the other  Transaction
Agreements.

          (e) TITLE TO AND CONDITION AND SUFFICIENCY OF THE ASSETS. Sellers have and are transferring to Purchaser hereunder, good, valid and marketable title to all of the Assets, free and clear of any and all Liens. The Assets comprise all of the assets, properties, and rights of every type and description, real, personal and mixed, tangible or intangible, necessary for Purchaser to exploit and commercialize the Brand worldwide post-Closing.

          (f) LITIGATION. There are no lawsuits, inquiries, proceedings or investigations pending or, to the best of Sellers' knowledge, threatened before any court or governmental or administrative body or agency against any Seller related to (i) the transactions contemplated by this Agreement or any of the other Transaction Agreements; or (ii) any of the Assets, nor, to the best of Sellers' knowledge, are there any facts which would provide a basis for any such lawsuit, inquiry, proceeding or investigation. None of the Assets is subject to any judgment, order or decree entered in any lawsuit or proceeding.

          (g) CONTRACTS. Sellers have provided Purchaser with true and correct copies of the Contracts. Those Contracts noted in SECTION 1.1 (H) of the Sellers' Disclosure Schedule as being in force in effect, will continue in full force and effect after the Closing and may be transferred to Purchaser pursuant to this Agreement, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or making of any filing with, any third party. Those Contracts are valid and enforceable against Sellers and, to the best of Sellers' knowledge, the other parties thereto.

          (h) COMPLIANCE WITH LAWS. Neither Seller is in violation of any applicable federal, state or local law, rule, regulation or ordinance or any judgment, writ, decree, injunction order or any other requirement of any court or governmental agency or authority in any manner relating to the Assets, nor has either received any notice alleging any such violation.

          (i) INTELLECTUAL PROPERTY. Sellers are the sole and exclusive owner of the Intellectual Property, free and clear of any Liens and, to the best knowledge of Sellers, any infringing or diluting uses thereof by third parties. Sellers have neither abandoned nor granted any license, permit or other consent or authorization to any third party to use any of the Intellectual Property None of the Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, injunction or restriction or agreement restricting the scope or use thereof. To the best of Sellers' knowledge, none of the Intellectual Property infringes on any trademarks, Internet domain names, copyrights or any other intellectual property rights of any kind of any third party.

          (j) PERMITS. The Permits are in full force and effect and neither Seller has received any notice of proceedings relating to the revocation or modification of any Permit.

          (k) DISCLOSURE. No representation or warranty of Sellers contained in this Agreement or any of the Transaction Agreements and no statement contained

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in any certificate,  Schedule,  Exhibit or other document furnished to Purchaser in connection with this Agreement contains any untrue statement of a material fact, or to the best of Sellers' knowledge, omits to state a material fact necessary to make the statements herein or therein not misleading.

     4.3 INVESTMENT REPRESENTATIONS OF SELLERS. Sellers, jointly and severally, represent and warrant to CME as follows:

          (a) INVESTMENT INTENT. Sellers are acquiring the CME Shares for their own accounts. Sellers are acquiring the CME Shares for investment purposes only and not with a view to or for distributing or reselling the CME Shares or any part thereof or interest therein

          (b) STATUS. Each Seller is an "ACCREDITED INVESTOR" as defined in Rule 501(a) under the Securities Act.

          (c) EXPERIENCE OF SELLERS. The Shareholder has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the CME Shares, and has so evaluated the merits and risks of such investment.

          (d) ABILITY OF SELLERS TO BEAR RISK OF INVESTMENT. Sellers are able to bear the economic risk of an investment in the CME Shares and, at the present time, are able to afford a complete loss of such investment.

          (e) ACCESS TO INFORMATION. Sellers acknowledge that they have been afforded (i) the opportunity to ask such questions as they have deemed necessary of, and to receive answers from, representatives of CME concerning the terms and conditions of the issuance of the CME Shares and the merits and risks of investing in the CME Shares; (ii) access to information about CME and CME's financial condition, results of operations, business, properties, management and prospects sufficient to enable Sellers to evaluate their investment; and (iii) the opportunity to obtain such additional publicly available information that CME possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of CME's representations and warranties contained herein.

          (f) RELIANCE. Sellers understand and acknowledge that (i) the CME Shares are being issued to Sellers under the Securities Act and applicable state securities laws in a private offering that is exempt from the registration provisions of the Securities Act and applicable state securities laws; and (ii) the availability of such exemption depends in part on, and CME will rely upon the accuracy and truthfulness of, the representations and warranties of Sellers set forth in this SECTION 4.3 and Sellers hereby consent to such reliance.

          (g) TRANSFER RESTRICTIONS.

          (i) The CME Shares may only be disposed of pursuant to an effective registration statement under the Securities Act and applicable state securities

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
laws, or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act or applicable state securities laws. In connection with any transfer of the CME Shares other than pursuant to an effective registration statement, CME may require the transferor thereof to provide to CME an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to CME, to the effect that such transfer does not require registration of such transferred securities under the Securities Act and applicable state securities laws.

          (ii) Sellers agree to the imprinting, so long as is required under the Securities Act and the rules and regulations thereunder, or an appropriate restrictive legend on the certificates evidencing the CME Shares.

                                    ARTICLE V
                                 INDEMNIFICATION

     5.1 SURVIVAL. All of the provisions of this Agreement shall survive the Closing indefinitely, except that the representations and warranties of Sellers, on the one hand, and the representations and warranties of CME on the other hand, shall survive until the first anniversary of the Closing Date.

     5.2 INDEMNITY BY SELLERS. Sellers,, jointly and severally, shall indemnify CME and hold CME and CME's directors, officers and employees harmless against and in respect of any and all damages, losses, claims, penalties, liabilities, costs and expenses (including, without limitation, all fines, interest, reasonable and actual legal fees and expenses and amounts paid in settlement), that arise from or relate or are attributable to (and without giving effect to any tax benefit to the indemnified party) (a) any misrepresentation or breach of warranty by Sellers in this Agreement or any of the other Transaction Agreements; or (b) any breach of any covenant or agreement on the part of Sellers in this Agreement or in any of the other Transaction Agreements.

     5.3 INDEMNITY BY CME. CME shall indemnify Sellers and hold Sellers harmless against and in respect of any and all damages, losses, claims, penalties, liabilities, costs and expenses (including, without limitation, all fines, interest, reasonable and actual legal fees and expenses and amounts paid in settlement), that arise from or relate or are attributable to (and without giving effect to any tax benefit to the indemnified party) (a) any misrepresentation or breach of warranty by CME in this Agreement or any of the other Transaction Agreements; or (b) any breach of any covenant or agreement on the part of CME in this Agreement or any of the other Transaction Agreements.

     5.4 NOTICE TO INDEMNITOR; RIGHT OF PARTIES TO DEFEND. Promptly after the assertion of any claim by a third party or occurrence of any event which may give rise to a claim for indemnification from an indemnifying Party
("INDEMNITOR") under this ARTICLE V, an indemnified party ("INDEMNITEE") shall notify the Indemnitor in writing of such claim. The Indemnitor shall have the right to assume the control and defense of any such action (including, but without limitation, tax audits), provided that the Indemnitee may participate in the defense of such action subject to the Indemnitor's reasonable direction and at Indemnitee's sole cost and expense. The Party contesting any such claim shall

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
be furnished all reasonable assistance in connection therewith by the other Party or Parties and be given full access to all information relevant thereto. In no event shall any such claim be settled without the Indemnitor's consent.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 FEES AND EXPENSES. Each party to this Agreement shall pay the fees and expenses of its or its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiations, preparation, execution, delivery and performance of this Agreement, PROVIDED, HOWEVER, that CME shall reimburse Sellers at Closing for up to $10,000 in legal fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     6.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the other Agreements and the Schedules and Exhibits hereto and thereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into such documents, Schedules and Exhibits.

     6.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) upon receipt, if sent by nationally recognized overnight courier service; or (b) on the fifth (5th) day after deposit in the U.S. mail, postage prepaid, certified return receipt requested. The address for such notices and communications shall as follows:

          If to CME:        2690 Weston Road
                            Suite 200
                            Weston, Florida 33331
                            Attention:  Chief Financial Officer

          If to Sellers:    1067 SW 92nd Avenue
                            Plantation, Florida 33324
                            Attention: Victor Harvey, Sr.

or such other address as may be designated in writing hereafter, in the same manner, by such Party.

     6.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by all the Parties; or, in the case of a waiver, by the Party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to

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
exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     6.5 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect ay of the provisions hereof.

     6.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. No Party may assign this Agreement or any of the rights or obligations hereunder without the written consent of the other Parties, PROVIDED, HOWEVER, that CME may assign its rights (but not its obligations) hereunder to the Subsidiary.

     6.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     6.8 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of Florida without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Broward County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the interpretation or enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     6.9 ATTORNEYS' FEES. In any suit, action or proceeding brought with respect to interpretation or enforcement of this Agreement, the prevailing Party shall be entitled to recover attorneys' fees and costs at both the trial and appellate levels.

     6.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.

     6.11 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the Parties will attempt to

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
agree upon a valid and enforceable provision that shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                PURCHASER:

                                CME REALTY, INC.

                                By: /s/ Kenneth McLeod
                                   ---------------------------------------------
                                   Kenneth McLeod, President

                                SELLERS:

                                V GEORGIO ENTERPRISES, LLC


                                By: /s/ Victor G. Harvey, Sr.
                                   ---------------------------------------------
                                   Victor G. Harvey, Sr., Manager


                                   /s/ Victor B. Harvey, Sr.
                                   ---------------------------------------------
                                   Victor G. Harvey, Sr.

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